STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

	Principal Amount	Value
Asset-Backed Securities—1.8%
AmeriCredit Automobile Receivables Trust:
Series 2016-2, Cl. D, 3.65%, 5/9/22	$400,000	$404,484
Series 2016-3, Cl. D, 2.71%, 9/8/22	93,000	92,693
Series 2016-4, Cl. D, 2.74%, 12/8/22	400,000	399,513
Series 2017-1, Cl. D, 3.13%, 1/18/23	200,000	200,748
DT Auto Owner Trust, Series 2016-2A, Cl. D, 5.43%,
11/15/22[1]	313,248	317,065
Santander Drive Auto Receivables Trust, Series 2015-4, Cl. D,
3.53%, 8/16/21	315,000	316,268
Total Asset-Backed Securities (Cost $1,723,671)		1,730,771

Mortgage-Backed Obligations—0.1%
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Series 2716, Cl. UN, 4.50%, 12/15/23	20,416	20,866
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security, Series 3031, Cl.
BI, 21.69%, 8/15/35[2]	16,748	2,988
Federal National Mortgage Assn., Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates, Series 2008-24,
Cl. DY, 5.00%, 4/25/23	264	264

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:

Series 2005-87, Cl. SE, 2.893%, 10/25/35[2]	177,599	25,476
Series 2005-93, Cl. SI, 1.529%, 10/25/35[2]	181,196	26,589
Series 2007-88, Cl. XI, 0.00%, 6/25/37[2,3]	148,900	23,806
Series 2011-96, Cl. SA, 4.797%, 10/25/41[2]	129,002	20,154
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-
AR15, Cl. 1A2, 4.667%, 9/25/35[4]	28,625	28,372
Total Mortgage-Backed Obligations (Cost $146,865)		148,515

U.S. Government Obligations—96.7%
United States Treasury Inflation-Protected Securities:
0.125%, 7/15/22[5]	19,016,160	18,931,623
0.25%, 1/15/25[5]	20,223,819	20,015,899
0.625%, 1/15/24-2/15/43[5]	14,316,805	14,104,439
0.875%, 2/15/47[5]	837,728	822,637
1.00%, 2/15/46-2/15/48[5]	4,414,519	4,467,168
1.375%, 1/15/20-2/15/44[5]	14,828,737	15,230,150
2.50%, 1/15/29[5]	9,889,740	11,695,277
3.625%, 4/15/28[5]	6,642,113	8,411,953
Total U.S. Government Obligations (Cost $92,380,544)		93,679,146

1	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—1.2%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E,
2.42%[6,7] (Cost $1,130,960)	1,130,960 $	1,130,960
Total Investments, at Value (Cost $95,382,040)	99.8%	96,689,392
Net Other Assets (Liabilities)	0.2	205,683
Net Assets	100.0%	$96,895,075

Footnotes to Statement of Investments
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
These securities amount to $317,065 or 0.33% of the Fund's net assets at period end.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
These securities amount to $99,013 or 0.10% of the Fund’s net assets at period end.
3. Interest rate is less than 0.0005%.
4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.
5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
6. Rate shown is the 7-day yield at period end.
7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross	Shares
	January 31, 2019	Additions		Reductions	April 30, 2019
Investment Company
Invesco Oppenheimer Institutional
Government Money Market Fund,
Cl. Ea	903,346	1,306,055		1,078,441	1,130,960

					Change in
				Realized	Unrealized
	Value	Income		Gain (Loss)	Gain (Loss)
Investment Company
Invesco Oppenheimer Institutional
Government Money Market Fund,
Cl. Ea	$1,130,960	$5,398	$	— $	—

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

2	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

Futures Contracts as of April 30, 2019
							Unrealized
		Expiration	Number Notional Amount				Appreciation/
Description	Buy/Sell	Date	of Contracts	(000	's)	Value (Depreciation)
United States
Treasury Nts., 10 yr.	Buy	6/19/19	21	USD 2,587 $		2,597,109 $	9,622
United States
Treasury Nts., 2 yr.	Buy	6/28/19	16	USD 3,406		3,408,125	2,486
							$12,108

3	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS April 30, 2019 Unaudited

1. Organization
Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Fund”) is a diversified, open-end management investment company organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-
owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has
entered into a sub-advisory agreement with OFI.

2. Securities Valuation
The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or "NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs
Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.
    The following methodologies are used to determine the market value or the fair value of the types of securities described below:
    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Master
Inflation Protected Securities Fund, LLC, a series portfolio of AIM Investment Securities Funds (Invesco Investment
Securities Funds).

4	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)
    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.
    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as
determined in good faith by the Manager’s Valuation Committee. The Valuation Committee
considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities
(including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as
Level 2 in the fair value hierarchy.

5	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$	— $	1,730,771$	— $	1,730,771
Mortgage-Backed Obligations		—	148,515	—	148,515
U.S. Government Obligations		—	93,679,146	—	93,679,146
Investment Company		1,130,960	—	—	1,130,960
Total Investments, at Value		1,130,960	95,558,432	—	96,689,392
Other Financial Instruments:
Futures contracts		12,108	—	—	12,108
Total Assets		$1,143,068$	95,558,432$	— $	96,701,500

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
    For the reporting period, there were no transfers between levels.

3. Investments and Risks
Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the
Affiliated Funds. When applicable, the Fund's investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’
expenses, including their management fee. The Manager will waive fees and/or reimburse
Fund expenses in an amount equal to the indirect management fees incurred through the
Fund’s investment in the Affiliated Funds.
    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the
Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes.
The Fund may invest in money market instruments by investing in Class E shares of Invesco
Oppenheimer Institutional Government Money Market Fund ("IGMMF"), which is an Affiliated

6	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)
Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The
Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Inflation-Indexed Debt Securities. Inflation-indexed debt securities are fixed income securities that are structured to seek to provide protection against inflation. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated
inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities
(calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. At period end, securities with an aggregate market value of $93,679,146, representing 96.7% of the Fund’s net assets were comprised of inflation-indexed debt securities.

Concentration Risk. Focusing on one type of investment, inflation-indexed bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and other events that may affect this investment type. The Fund’s investment in inflation-indexed bonds may be speculative and subject to greater price volatility than other types of investments.

4. Market Risk Factors
The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S.
dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

7	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)
value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.
Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives
The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.
In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”)
transaction, or through a securities or futures exchange and cleared through a clearinghouse.
    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.
    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.
Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

8	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)
able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.
    The Fund's actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments
(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.
    Futures contracts are reported on a schedule following the Statement of Investments.
Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.
    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.
    During the reporting period, the Fund had an ending monthly average market value of
$3,279,941 and $766,969 on futures contracts purchased and sold, respectively.
    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund.The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

9	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)
transaction.
    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.
    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.
    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.
Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The
Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.
    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-
traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.
    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000)
before a transfer has to be made. To the extent amounts due to the Fund from its

10	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Subsequent Event
Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was
accounted for as a tax-free reorganization for federal income tax purposes. Following the
Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.
    The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund.
    The Acquiring Fund has entered into an investment advisory agreement with Invesco
Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH,
Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco
Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and
separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset
Management (India) Private Limited and OppenheimerFunds, Inc.

11	INVESCO OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC